1 General Release of All Claims This General Release of All Claims (“Release”) is entered into as of this 2nd day of January, 2024, among Kevin Bunker, Ph.D. (“Executive”), Zentalis Pharmaceuticals, Inc. (“Parent”) and Zeno Management, Inc. (“Zeno Management,” and together with Parent, the “Company”). WHEREAS, Executive and the Company are parties to that certain Transition and Release Agreement dated as of November 1, 2023 (the “Transition Agreement”). WHEREAS, the parties agree that Employee is entitled to certain Separation Benefits under Section 3 of the Transition Agreement (the “Termination Benefits”), subject to Executive’s execution of this Release. WHEREAS, the Company and Executive now wish to fully and finally to resolve all matters between them. WHEREAS, defined terms used herein without definition shall have the meanings given to such terms in the Transition Agreement. NOW THEREFORE, in consideration of the Separation Benefits payable to Executive pursuant to the Transition Agreement, the adequacy of which is hereby acknowledged by Executive, and which Executive acknowledges that he would not otherwise be entitled to receive, Executive and the Company hereby agree as follows: 1. General Release. a. In exchange for the Separation Benefits set forth in Section 3 of the Transition Agreement, and in consideration of the further agreements and promises set forth herein and therein, Executive, on behalf of himself and his executors, heirs, administrators, representatives and assigns, hereby agrees to release and forever discharge the Company and all predecessors, successors and their respective parent corporations, affiliates, related, and/or subsidiary entities, and all of their past and present investors, directors, stockholders, officers, general or limited partners, employees, attorneys, agents and representatives, and the employee benefit plans (including plan sponsors, plan fiduciaries, and insurers) in which Executive is or has been a participant by virtue of his employment with or service to the Company (collectively, the “Company Releasees”), from any and all claims, debts, demands, accounts, judgments, rights, causes of action, equitable relief, damages, costs, charges, complaints, obligations, promises, agreements, controversies, suits, expenses, compensation, responsibility and liability of every kind and character whatsoever (including attorneys’ fees and costs), whether in law or equity, known or unknown, asserted or unasserted, suspected or unsuspected, direct or derivative (collectively, “Claims”), which Executive has or may have had against such entities based on any events or circumstances arising or occurring on or prior to the date hereof, arising directly or indirectly out of, relating to, or in any other way involving in any manner whatsoever Executive’s employment by or service to the Company or the termination thereof, Executive’s ownership of Parent securities or otherwise, including any and all claims arising under federal, state, or local laws, including without limitation claims of wrongful discharge, breach of express or implied contract, fraud, misrepresentation, defamation, or liability in tort, and claims of any kind that may be brought in any court or administrative agency including, without limitation, claims under Title VII of the Civil Rights Act of 1964, as amended, 42 U.S.C. Section 2000, et seq.; the Americans with Disabilities Act, as amended, 42 U.S.C. § 12101 et seq.; the Rehabilitation Act of 1973, as amended, 29 U.S.C. § 701 et seq.; the Civil Rights Act of 1866, and the Civil Rights Act of 1991; 42 U.S.C. § 1981, et seq.; the Age Discrimination in Employment Act, as amended, 29 U.S.C. Section 621, et seq. (the “ADEA”); the Equal Pay Act, as amended, 29 U.S.C. Section 206(d); regulations of the Office of Exhibit 10.19

2 Federal Contract Compliance, 41 C.F.R. Section 60, et seq.; the Family and Medical Leave Act, as amended, 29 U.S.C. § 2601 et seq.; the Fair Labor Standards Act of 1938, as amended, 29 U.S.C. § 201 et seq.; the Employee Retirement Income Security Act, as amended, 29 U.S.C. § 1001 et seq.; and any California state or local laws, administrative rules or regulations respecting employment, including but not limited to, the California Fair Employment and Housing Act (Cal. Gov. Code § 12940-951, et seq.); the California Family Rights Act (Cal. Gov. Code §§ 12945.1- 12945.2); the California Pregnancy Disability Leave Act (Cal. Gov. Code § 12945); the California School Activities Act (Cal. Labor Code § 230.8); the Cal-WARN Act (Cal. Labor Code §§ 1400- 1408); the California laws relating to the time, manner, and payment of wages (Cal. Lab. §§ 200 et seq.), and including the California Wage Payment Law (Cal. Labor Code §§ 200-240), the California Overtime Law (Cal. Labor Code §§ 500-552), and the California Minimum Wage Law (Cal. Labor Code § 1182.12); the California Equal Pay Law (Cal. Labor Code § 1197.5); the California Whistleblower Protection Act, (Cal. Labor Code §§ §1102.5 to 1105); the California Privacy Rights Act (Cal. Civil Code § 1798.140); the California Domestic Violence Leave Law (Cal. Labor Code § 320); and the California Healthy Workplaces, Healthy Families Act of 2014 (Cal. Labor Code § 245.5, 246, and 247.5), all as amended. Notwithstanding the generality of the foregoing, Executive does not release any claim which, by law, may not be released, including the following claims (the “Retained Claims”): (i) Claims for unemployment compensation or any state disability insurance benefits pursuant to the terms of applicable state law; (ii) Claims for workers’ compensation insurance benefits under the terms of any worker’s compensation insurance policy or fund of the Company or its affiliates and/or pursuant to the terms of applicable state law; (iii) Claims pursuant to the terms and conditions of the federal law known as COBRA; (iv) Claims for indemnity under the bylaws of the Company or its affiliates, as provided for by applicable law or under any applicable insurance policy and the Indemnification Agreement between Executive and Parent (the “Indemnification Agreement”), which is attached to the Transition Agreement as Exhibit C with respect to Executive’s liability as an employee and officer of the Company or its affiliates; (v) Claims for Executive’s right to bring to the attention of the Equal Employment Opportunity Commission or any other federal, state or local government agency claims of discrimination, or from participating in an investigation or proceeding conducted by the Equal Employment Opportunity Commission or any other federal, state or local government agency; provided, however, that Executive does release his right to secure any damages for alleged discriminatory treatment; (vi) Claims based on any right Executive may have to enforce the Company’s or its affiliates’ executory obligations under the Transition Agreement or any agreement referenced herein or therein; (vii) Claims Executive may have to vested or earned compensation and benefits; and (viii) Executive’s right to communicate or cooperate with any government agency. b. EXECUTIVE ACKNOWLEDGES THAT EXECUTIVE HAS BEEN ADVISED

3 OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS: “A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.” BEING AWARE OF SAID CODE SECTION, EXECUTIVE HEREBY EXPRESSLY WAIVES ANY RIGHTS EXECUTIVE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT. c. Executive represents and warrants that: (a) Executive has no pending complaints or charges against the Company Releasees, or any of them, with any state or federal court, or any local, state or federal agency, division, or department based on any event(s) occurring prior to the date Executive signs this Release; (b) except solely to the extent related to any Retained Claim, Executive will not in the future, file, participate in, instigate or assist in the prosecution of any claim, complaints, charges or in any lawsuit by any party in any state or federal court against the Company Releasees, or any of them unless such aid or assistance is ordered by a court or government agency or sought by compulsory legal process, claiming that the Company Releasees, or any of them, have violated any local, state or federal laws, statutes, ordinances or regulations based upon events occurring prior to his execution of this Release; (c) Executive has not been subject to any retaliation or any other form of adverse action by the Company Releasees for his exercise of, or attempt to exercise, any statutory rights recognized under federal, state or local law; (d) the Company Releasees have satisfied in full all obligations they ever had regarding leaves of absence and other time off of any kind (including, but not limited to, short-term disability leave, family medical leave, military leave, vacations, meal and rest periods, sick and personal days, and personal leave), and Executive has not suffered any adverse employment action as a result of seeking or taking any such leave of absence or time off; and (e) Executive has no known workplace injuries or occupational diseases, has not sustained any disabling injury and/or occupational disease that has resulted in a loss of wage-earning capacity during Executive’s employment, and has no personal injury and/or occupational disease that has been contributed to, or aggravated or accelerated in a significant manner by, Executive’s employment or separation from employment. d. Executive acknowledges that Executive was provided with this Release on November 1, 2023. Executive acknowledges that Executive will have twenty-one (21) days’ time in which to consider this Release after the Company’s delivery of such Release to Executive (the “Review Period”). Executive further acknowledges that the Company has advised Executive that he is waiving his rights under the ADEA, and that Executive should consult with an attorney of his choice before signing this Release, and Executive has had sufficient time to consider the terms of this Release. Executive represents and acknowledges that if Executive executes this Release before twenty-one (21) days have elapsed, Executive does so knowingly, voluntarily, and upon the advice and with the approval of Executive’s legal counsel (if any), and that Executive voluntarily waives any remaining consideration period. Executive acknowledges and agrees that any material or immaterial changes to the Release shall not extend the foregoing Review Period or the deadline for the occurrence of the Release Effective Date (as defined below). e. Executive understands that after executing this Release, Executive has the right to revoke it within seven (7) days after his execution of it. Executive understands that this Release will not become effective and enforceable unless the seven (7) day revocation period passes and Executive does not revoke the Release in writing. Executive understands that this Release may not be revoked after the seven (7) day revocation period has passed. Executive also understands that any revocation of this Release must be made in writing and delivered to Geraldine Peters-Wiles,

4 Vice President, Human Resources of the Company, within the seven (7) day period. f. Executive understands that this Release shall become effective, irrevocable, and binding upon Executive on the eighth (8th) day after his execution of it, so long as Executive has not revoked it within the time period and in the manner specified in clause (e) above. The date on which this Release becomes effective is referred to herein as the “Release Effective Date.” g. Executive further understands that Executive will not be given any Separation Benefits unless the Release Effective Date occurs on or before the date that is thirty (30) days following the Separation Date. h. Executive represents and warrants to the Company Releasees that there has been no assignment or other transfer of any interest in any Claim that Executive may have against the Company Releasees. Executive agrees to indemnify and hold harmless the Company Releasees from any liability, claims, demands, damages, costs, expenses and attorneys’ fees incurred as a result of any such assignment or transfer from Executive. 2. Continuing Obligations. Executive hereby expressly reaffirms his obligations under the Proprietary Information Agreement, a copy of which is attached to the Transition Agreement as Exhibit D and incorporated herein by reference, and his obligations under EA Section 5, which is incorporated herein by reference, and agrees that such obligations shall survive the Separation Date. By signing below, Executive confirms that he has delivered to the Company any and all Company property as required under Section 7(f) of the Transition Agreement. 3. Entire Agreement; Modification. This Release, together with the Transition Agreement, the Indemnification Agreement, the Proprietary Information Agreement and the other agreements referenced in the Transition Agreement, including EA Section 5, constitute the entire agreement of the parties in respect of the subject matter contained herein and therein and supersede all prior or simultaneous representations, discussions, negotiations and agreements, whether written or oral. This Release may be amended or modified only with the written consent of Executive and an authorized representative of the Company. No oral waiver, amendment or modification will be effective under any circumstances whatsoever. All disputes under this Release shall be resolved in accordance with Section 9 of the Transition Agreement. 4. Notices. Any notice required or permitted by this Release shall be in writing and shall be delivered as follows with notice deemed given as indicated: (a) by personal delivery when delivered personally; (b) by overnight courier upon written verification of receipt; (c) by email, telecopy or facsimile transmission upon acknowledgment of receipt of electronic transmission; or (d) by certified or registered mail, return receipt requested, upon verification of receipt. Notice shall be sent to Executive at the address listed on the Company’s personnel records and to the Company at its principal place of business, or such other address as either party may specify in writing. 5. Severability. In the event any provision of this Release is found to be unenforceable by any court of competent jurisdiction, such provision shall be deemed modified to the extent necessary to allow enforceability of the provision as so limited, it being intended that the parties shall receive the benefit contemplated herein to the fullest extent permitted by law. If a deemed modification is not satisfactory in the judgment of such court, the unenforceable provision shall be deemed deleted, and the validity and enforceability of the remaining provisions shall not be affected thereby. 6. Governing Law and Venue. This Release will be governed by and construed in accordance with the laws of the United States of America and the State of California applicable to contracts made and to be performed wholly within such State, and without regard to the conflicts of laws principles thereof. Any suit brought hereon shall be brought in the state or federal courts sitting in San Diego County, California, the parties hereby waiving any claim or defense that such forum is not convenient or proper.

5 Each party hereby agrees that any such court shall have in personam jurisdiction over it and consents to service of process in any manner authorized by California law. 7. Counterparts; Facsimile or .pdf Signatures. This Release may be executed in any number of counterparts, each of which when so executed and delivered will be deemed an original, and all of which together shall constitute one and the same agreement. This Release may be executed and delivered by facsimile or by .pdf file and upon such delivery the facsimile or .pdf signature will be deemed to have the same effect as if the original signature had been delivered to the other party. 8. Construction. The language in all parts of this Release shall in all cases be construed simply, according to its fair meaning, and not strictly for or against any of the parties hereto. Without limitation, there shall be no presumption against any party on the ground that such party was responsible for drafting this Release or any part thereof. The headings of the several sections in this Release are inserted solely for the convenience of the parties and are not a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof. [Signature Page Follows]

6 PLEASE READ CAREFULLY. THIS RELEASE CONTAINS A RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS. THE UNDERSIGNED AGREE TO THE TERMS OF THIS RELEASE AND VOLUNTARILY ENTERS INTO IT WITH THE INTENT TO BE BOUND THEREBY. EXECUTIVE: Dated: 02-Jan-2024 /s/ Kevin Bunker, Ph.D. Kevin Bunker, Ph.D. PARENT: Dated: 02-Jan-2024 ZENTALIS PHARMACEUTICALS, INC. By: /s/ Kimberly Blackwell, M.D. Name: Kimberly Blackwell, M.D. Title: Chief Executive Officer ZENO MANAGEMENT: Dated: 02-Jan-2024 ZENO MANAGEMENT, INC. By: /s/ Kimberly Blackwell, M.D. Name: Kimberly Blackwell, M.D. Title: Chief Executive Officer